UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) June 29, 2004
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                            ESSENTIAL REALITY, INC..
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

     000 - 32319                                            33-0851302
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(Commission File Number)                       (IRS Employer Identification No.)


15-15 132nd Street College Point, New York                           11356
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (718) 747-1500
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              (Registrant's Telephone Number, Including Area Code)

                   263 Horton Highway, Mineola, New York 11501
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

The Company's Report on Form 8-K filed July 14, 2004 is amended to reflect that although Messrs. Jay Gelman, Andre Muller and Thomas Vitiello have been appointed as directors, their appointments will not take effect until ten days after The Company submits to all holders of record of the Company's securities information that complies with Rule 14f-1 under the Securities Exchange Act of 1934. Mr. Gelman is currently the Chief Executive Officer of the Company and will also serve as Chairman of its Board of Directors upon the effectiveness of his appointment as a director.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

On June 29, 2004, Essential Reality, Inc. ("Essential") which is the registrant and is also referred to as the "Company" in this Report, acquired all of the outstanding capital stock of AllianceCorner Distributors Inc. ("Alliance"). Alliance thereupon became a wholly-owned subsidiary of Essential. The business of Alliance will be the only business of Essential.

The transaction was accounted for as a reverse acquisition by Alliance of Essential as of June 30, 2004. The pre-acquisition financial statements of Alliance will be treated as historical financial statements of the combined companies.

The name of Alliance was changed to Alliance Distributors Holding, Inc. after the acquisition and the Company does business under that name. The Company expects that the name of the Essential Reality, Inc., the registrant, will ultimately be changed to Alliance Distributors Holding, Inc.

The Company is filing this amendment to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2004 to also amend
Item 7 "Financial Statements, Pro Forma Financial Information and Exhibits" to include the financial statements of the business acquired as set forth below.

The Pro Forma financial information only includes the unaudited Pro Forma Condensed Balance Sheet as of March 31, 2004 because the transaction was treated as a reverse acquisition of a public shell, with Alliance treated as the acquirer for accounting purposes. As a result of Essential's decision to discontinue its business operations, its historical results are not meaningful when combined with the historical results of operations of Alliance for purposes of pro forma presentation. Accordingly, pro forma results of operations reflecting the merger have not been provided as they would be substantially the same as the historical results of Alliance. The pre-acquisition financial statements of Alliance are our historical financial statements.

(a) Financial statements of business acquired.

Included in this filing are the audited Balance Sheet of AllianceCorner Distributors Inc. as of December 31, 2003 and the related Statements of Income, Stockholders' Equity and Cash Flows for the period from May 9, 2003 (Inception) to December 31, 2003 and the unaudited Balance Sheet as of March 31, 2004 and the related Statements of Income, Stockholders' Equity and Cash Flows for the three months then ended.

(b)  Pro forma financial information.

Included in this filing is the unaudited Pro Forma Condensed Balance Sheet as of March 31, 2004 giving effect to the following events as if each had occurred on March 31, 2004:

      o The Share Exchange Agreement between Essential and the shareholders of Alliance, and the issuance of 1,551,314 shares of Series B Convertible Non Redeemable Preferred Stock to the shareholders of Alliance;
      o The Private Placement Offering reflecting the issuance of Series A 6% Convertible Non Redeemable Preferred Stock; and
      o     The settlement of all Essential pre-acquisition liabilities.

(c) Exhibits

99.1  Financial Statements listed in Item 7(a) above.

      Audited Balance Sheet of AllianceCorner Distributors Inc. as of December 31, 2003 and the related Statements of Income, Stockholders'Equity and Cash Flows for the period from May 9, 2003 (Inception) to December 31, 2003.

      Unaudited Balance Sheet of AllianceCorner Distributors, Inc. as of March 31, 2004 and the related Statements of Income and Cash Flows for the three months then ended.

99.2  Pro forma Financial Statements listed in Item 7(b) above.

      Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Essential Reality, Inc.

                                                   By: /s/ Jay Gelman
                                                       Jay Gelman
                                                       Chief Executive Officer

          Date: September 1, 2004